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                                                               EXHIBIT 10.33 (B)

                             [LETTERHEAD OF HIMES ASSOCIATED, LTD. APPEARS HERE]

June 16, 1999

MANUGISTICS, INC,
2115 East Jefferson Street
Rockville, Maryland 20852
ATTN: MR. PETER Q. REPETTI

RE:  MANUGISTICS CENTER AT WASHINGTONIAN NORTH
     TERMINATION AGREEMENT

Dear Pete,

This letter of agreement serves to confirm our discussions regarding the termination of the above project. As a consequence of the termination of the Lease and the Phased Development Agreement by and between Manugistics, Inc. ("Manugistics") and Washingtonian North Associates Limited Partnership ("Washingtonian North"), the Development Management Services Agreement among Manugistics, Washington North, Boston Properties Limited Partnership and Himes Associates, Ltd. ("Himes") and the program management services being performed by Himes for Manugistics have been terminated by agreement of all applicable parties.

This agreement sets forth the understanding of Manugistics and Himes resulting from the termination of the Development Management Services Agreement and the program management services.

1. A termination fee of $227,000, shall be paid to Himes in five equal installments of $45,400.00 by Manugistics. The first payment shall be made by Manugistics on June 16, 1999, with each succeeding installment being due and payable on or before the first day of each month thereafter (i.e.,
                                                                      ---
     July, August, September and October), beginning July 1, 1999.

2. Manugistics will enter into a separate multi-year agreement with Himes to provide project management services in North America and, to the extent Himes can demonstrate added value, for projects outside North America.

Please acknowledge your agreement with this letter of understanding by signing below.

Sincerely,


/s/ Paul E. Himes

Paul E. Himes
President

ACCEPTED:  MANUGISTICS, INC.

/s/ Peter Q. Repetti                                       6/16/99
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Peter Q. Repetti, Chief Financial Officer                    Date